Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this annual report on the activity of Dreyfus Variable Investment Fund - Capital Appreciation Portfolio for the twelve-month period ended December 31, 1996. For the fiscal year, the Portfolio's shares provided a total return of 25.56% based upon net asset value.* During the same period, the Standard & Poor's 500 Composite Stock Price Index returned 22.95%.**
PORTFOLIO COMPOSITION
    At the close of the year, the Portfolio had 3.1% of its net assets in short-term Treasuries and the balance in equities. In the equity portion of the Portfolio, industry concentrations were in consumer nondurables, technology, health care and financial services. As market conditions permit, we will reduce the position in Treasuries and commit these assets to high quality equities.
ECONOMIC OUTLOOK
    The U.S. economy has expanded over a period of seventy months, in the current economic cycle. We believe the expansion has become more balanced than was the case in the first half of 1996 when GDP growth exceeded a sustainable, noninflationary pattern. Overall, we expect the economy to remain relatively healthy, with average annual GDP growth of about 1.5%-2.0% in the first half of 1997, and a somewhat stronger rate of growth later in the year, as lower interest rates contribute to a pickup in demand, and inventories are rebuilt. We believe the yield curve will continue to flatten, with short-term rates declining slightly from current levels, and the rate on the 30-year bond breaking below 6.0%. In our view, inflation, as measured by the GDP price deflator, will increase at an annual rate of 2.2% in 1997. Export growth should pick up from current levels as our trading partners' economies improve. Consumers, who have been fueling growth, are reliquifying balance sheets from historically high debt levels, and bank lending has become more selective. A sharp credit contraction reflects this trend, which is weakening demand. In a related development, demographic trends support a continued rise in the U.S. savings rate. Involuntary inventory accumulation al so suggests both weaker production and declining employment growth in the first half of 1997. Corporate profits will continue to improve, but with some deceleration. In our view, earnings growth will be increasingly selective. INVESTMENT STRATEGY
    In the mature phase of a protracted economic cycle, corporate profit growth comes under increasing pressure. We believe investors will increasingly favor industry sectors which are less vulnerable to a sharp falloff in demand, and will seek those companies that can be expected to achieve above-average earnings growth from expanding global market share. Technological innovation and new product development will also drive sales, both domestically and abroad. To a lesser extent, but still a factor, corporat e restructuring and cost cutting will continue to foster margin expansion.
Our investment strategy has led to structuring the portfolio so as to outperform the S&P 500 Stock Index, in an indefinite period of extended moderate growth among the more mature economies, and to benefit from exposure to high relative growth among the newly industrialized and emerging economies which will collectively take center stage in the global marketplace in the decades ahead. Companies with competitive positioning, through branded products and franchises and proprietary technologies and innovative services, should command a market premium. In our view, the highest quality companies which have, and can attract, world-class management teams with vision, and have excess cash flow and strong balance sheets, can take advantage of the challenges and uncertainties which these evolving dynamics present.
INVESTMENT HIGHLIGHTS
    The performance of U.S. equity markets surpassed even the most optimistic forecasts in 1996. From a long-term and fundamental perspective, it is clear that the aggregate total return of the S&P 500 of 60.5% for 1995 and 1996 is well in excess of the historical trend. However, we continue to expect that an average annual total return of 15% is achievable, bringing the Dow Jones Industrial Average to the 10,000 level by the year 2000. Our investment strategy, keyed to high quality growth companies that are global industry leaders and innovators, contributed most significantly to your Portfolio's absolute and relative performance.
    Investor sentiment has swung in favor of the large capitalization, multinational issues in which the Portfolio has invested, both because investment time horizons have lengthened to meet retirement needs and in an effort to capture the highest total returns. Individual stock selection and strategic emphasis also influenced the Portfolio's performance favorably in 1996. As the choice among firms with high corporate profits becomes narrower, and consistent earnings come to command a premium, we expect that equity markets will reflect this selectivity, and investors will increasingly understand that they should look at a market of stocks, rather than the stock market in general. We expect the two-tier profile of the market will persist, and that lower quality, smaller capitalization companies and the more illiquid issues will underperform the higher quality, more visible companies.
    The Portfolio's performance was led by the technology sector. The strategic overweighting of Intel, at 3.7%, had the most favorable effect on results, followed by shares of General Electric. The consumer nondurables sector had the second most favorable effect, led by shares of Coca-Cola, Philip Morris, Gillette and Procter & Gamble. The holdings in the financial services sector were the third strongest group in the Fund, led by the performance of Citicorp, Chase Manhattan and SunTrust Banks.
    We appreciate your investment in the Portfolio and we will continue to seek rewarding returns on your behalf.
                              Sincerely,

                          (Fayez Sarofim Signature Logo)

                              Fayez Sarofim
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
CAPITAL APPRECIATION PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$18,438
Dreyfus Variable
Investment Fund, Capital Appreciation Portfolio
Dollars
$18,066
Standard & Poor's 500
Composite Stock Price
Index*
*Source: Lipper Analytical Services, Inc.
Average Annual Total Returns

                        One Year Ended                                         From Inception (4/5/93)
                      December 31, 1996                                          to December 31, 1996
                     -------------------                                      ------------------------
                            25.56%                                                      17.76%

Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio on 4/5/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/93 is used as the beginning value on 4/5/93. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
Statement of Investments                                                                                      December 31, 1996
Common Stocks-97.1%                                                                             Shares               Value
                                                                                             ------------          ------------
    Aerospace & Electronics-14.4%    Boeing.................................                     11,050           $  1,175,444
                                     Emerson Electric.......................                      9,000                870,750
                                     General Electric.......................                     40,050              3,959,944
                                     Hewlett-Packard........................                     32,000              1,608,000
                                     Intel..................................                     30,000              3,928,125
                                     Motorola...............................                     14,050                862,319
                                     Philips Electronics, N.V., A.D.R.......                     20,000                800,000
                                     Rockwell International.................                     25,000              1,521,875
                                     Texas Instruments......................                      3,200                204,000
                                                                                                                  ------------
                                                                                                                    14,930,457
                                                                                                                  ------------
    Auto Related-3.4%                Chrysler...............................                     45,000              1,485,000
                                     Ford Motor.............................                     65,094              2,074,871
                                                                                                                  ------------
                                                                                                                     3,559,871
                                                                                                                  ------------
    Banking-7.9%                     Chase Manhattan........................                     30,000              2,677,500
                                     Citicorp...............................                     28,025              2,886,575
                                     HSBC Holdings, A.D.R...................                      3,500                756,000
                                     HSBC Holdings PLC......................                      2,400                 51,354
                                     Keycorp................................                      1,800                 90,900
                                     SunTrust Banks.........................                     36,000              1,773,000
                                                                                                                  ------------
                                                                                                                     8,235,329
    Capital Goods-2.0%               AlliedSignal...........................                     18,000              1,206,000
                                     Caterpillar............................                     12,000                903,000
                                                                                                                  ------------
                                                                                                                     2,109,000
                                                                                                                  ------------
    Chemicals-3.0%                   Dow Chemical...........................                     10,000                783,750
                                     duPont (E.I.) de Nemours...............                     22,000              2,076,250
                                     Rohm & Haas............................                      3,000                244,875
                                                                                                                  ------------
                                                                                                                     3,104,875
                                                                                                                  ------------
    Energy-10.3%                     British Petroleum, A.D.S...............                     15,000              2,120,625
                                     Chevron................................                     30,000              1,950,000
                                     Exxon..................................                     25,025              2,452,450
                                     Mobil..................................                     15,025              1,836,806
                                     Royal Dutch Petroleum..................                     13,000              2,219,750
                                     Union Pacific Resources Group..........                      5,081                148,619
                                                                                                                  ------------
                                                                                                                    10,728,250
                                                                                                                  ------------
    Finance-Miscellaneous-5.9%       American General.......................                     35,000              1,430,625
                                     Associates First Capital, Cl. A........                      4,200                185,325
                                     Berkshire Hathaway, Cl. A..............                         40 (a)          1,364,000
                                     Federal National Mortgage Association..                     42,000              1,564,500
                                     Marsh & McLennan.......................                     15,000              1,560,000
                                                                                                                  ------------
                                                                                                                     6,104,450
                                                                                                                  ------------
    Food, Beverage &
        Tobacco-14.5%                Anheuser-Busch Cos.....................                     16,000                640,000
                                     Coca-Cola..............................                    100,000              5,262,500

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares           Value
                                                                                                 ------------    ------------
    Food, Beverage &
    Tobacco (continued)              Kellogg................................                         15,000          $ 984,375
                                     Nestle, A.D.R..........................                         20,000          1,070,000
                                     PepsiCo................................                         75,000          2,193,750
                                     Philip Morris Cos......................                         35,000          3,941,875
                                     Sara Lee...............................                          2,500             93,125
                                     Seagram................................                         21,500            833,125
                                                                                                                  ------------
                                                                                                                    15,018,750
                                                                                                                  ------------
    Health Care-14.0%                Abbott Laboratories....................                         35,000          1,776,250
                                     American Home Products.................                         32,000          1,876,000
                                     Amgen..................................                          5,000 (a)        271,875
                                     Johnson & Johnson......................                         60,000          2,985,000
                                     Merck & Co.............................                         40,000          3,170,000
                                     Pfizer.................................                         32,000          2,652,000
                                     Roche Holdings, A.D.S..................                         23,000          1,791,125
                                                                                                                  ------------
                                                                                                                    14,522,250
                                                                                                                  ------------
    Leisure Time-3.0%                Disney (Walt)..........................                         12,000            835,500
                                     Eastman Kodak..........................                         15,000          1,203,750
                                     McDonald's.............................                         25,000          1,131,250
                                                                                                                  ------------
                                                                                                                     3,170,500
                                                                                                                  ------------
    Media/Entertainment-1.1%         McGraw-Hill............................                         22,000          1,014,750
                                     News Corp, A.D.S.......................                          5,000            104,375
                                                                                                                  ------------
                                                                                                                     1,119,125
                                                                                                                  ------------
    Multi Industry-1.4%              Minnesota Mining & Manufacturing.......                         18,000          1,491,750
                                                                                                                  ------------
Office &
    Business Equipment-1.3%          Compaq Computer........................                         18,000 (a)      1,336,500
                                                                                                                  ------------
    Paper & Forest Products-.5%      International Paper....................                         12,500            504,687
                                                                                                                  ------------
    Personal Care-8.6%               Christian Dior.........................                         10,000          1,612,717
                                     Estee Lauder, Cl.A.....................                         12,500            635,938
                                     Gillette...............................                         37,000          2,876,750
                                     International Flavors & Fragrances.....                         17,000            765,000
                                     Procter & Gamble.......................                         27,000          2,902,500
                                     Unilever, N.V..........................                            500             87,625
                                                                                                                  ------------
                                                                                                                     8,880,530
                                                                                                                  ------------
    Retail-2.4%                      May Department Stores..................                          6,000            280,500
                                     Wal-Mart Stores........................                         35,000            800,625
                                     Walgreen...............................                         35,000          1,400,000
                                                                                                                  ------------
                                                                                                                     2,481,125
                                                                                                                  ------------
    Transportation-2.0%              Norfolk Southern.......................                         19,000          1,662,500
                                     Union Pacific..........................                          6,000            360,750
                                                                                                                  ------------
                                                                                                                     2,023,250
                                                                                                                  ------------


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          DECEMBER 31, 1996
Common Stocks (continued)                                                                          Shares            Value
                                                                                               ------------        -------------
                 Utilities-1.4%       Pacific Telesis Group.................                       40,000          $  1,470,000
                                                                                                                   -------------
                                      TOTAL COMMON STOCKS
                                       (cost $77,613,248)...................                                       $100,790,699
                                                                                                                   ============
Preferred Stock-.8%
                 Media/Entertainment  News Corp., A.D.S., Cum., $.40
                                       (cost $827,763)......................                       45,000           $   793,125
                                                                                                                   ============

                                                                                              Principal
Short-Term Investments-3.2%                                                                    Amount
                                                                                           -------------
                 U.S. Treasury Bills: 4.98%, 3/6/1997.......................                $  1,920,000
                                                                                            $   1,903,066
                                      5.30%, 3/13/1997.......................                  1,416,000              1,402,137
                                                                                                                    ------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,305,627)....................                                       $  3,305,203
                                                                                                                   ============
TOTAL INVESTMENTS (cost $81,746,638)........................................                        101.1%         $104,889,027
                                                                                                    ======         ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (1.1%)        $ (1,144,200)
                                                                                                    ======         ============
NET ASSETS..................................................................                        100.0%          $103,744,827
                                                                                                    ======         ============

Notes to Statement of Investments:
    (a)  Non-income producing.


See notes to financial statements.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
Statement of Assets and Liabilities                                                                        December 31, 1996
                                                                                                      Cost             Value
                                                                                                  ------------    -------------
ASSETS:                          Investments in securities-See Statement of Investments           $ 81,746,638     $104,889,027
                                 Dividends receivable.......................                                            150,000
                                 Prepaid expenses...........................                                                 64
                                                                                                                  -------------
                                                                                                                    105,039,091
                                                                                                                  -------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           67,251
                                 Cash overdraft due to Custodian............                                          1,196,328
                                 Accrued expenses...........................                                             30,685
                                                                                                                  -------------
                                                                                                                      1,294,264
                                                                                                                  -------------
NET ASSETS..................................................................                                       $103,744,827
                                                                                                                  =============
REPRESENTED BY:                  Paid-in capital............................                                      $  80,572,219
                                 Accumulated undistributed investment income-net                                          8,290
                                 Accumulated net realized gain (loss) on investments                                     21,929
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments-Note 5..................                                         23,142,389
                                                                                                                  -------------
NET ASSETS..................................................................                                       $103,744,827
                                                                                                                  =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                          4,720,061
NET ASSET VALUE, offering and redemption price per share....................                                             $21.98
                                                                                                                  =============


SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
Statement of Operations                                                                              Year Ended December 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $24,376 foreign taxes
                                     withheld at source)....................                    $  1,512,715
                                 Interest...................................                         156,747
                                                                                                 -----------
                                       Total Income.........................                                     $  1,669,462
EXPENSES:                        Investment advisory fee-Note 4(a)..........                         398,748
                                 Sub-Investment advisory fee-Note 4(a)......                         145,000
                                 Professional fees..........................                          34,118
                                 Registration fees..........................                          12,533
                                 Custodian fees-Note 4(a)...................                           9,232
                                 Prospectus and shareholders' reports.......                           5,219
                                 Trustees' fees and expenses-Note 4(b)......                           2,459
                                 Shareholder servicing costs................                             236
                                 Miscellaneous..............................                           1,430
                                                                                                 -----------
                                       Total Expenses.......................                                          608,975
                                                                                                                  -----------
INVESTMENT INCOME-NET.......................................................                                        1,060,487
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments....                      $  161,216
                                 Net unrealized appreciation (depreciation) on investments        15,412,393
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       15,573,609
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $16,634,096
                                                                                                                  ===========


SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
Statement of Changes in Net Assets
                                                                                      Year Ended              Year Ended
                                                                                  December 31, 1996         December 31, 1995
                                                                                  -----------------         -----------------
OPERATIONS:
    Investment income-net...............................................              $  1,060,487             $   594,080
    Net realized gain (loss) on investments.............................                   161,216                 (11,330)
    Net unrealized appreciation (depreciation) on investments...........                15,412,393               7,555,530
                                                                                      -------------             -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...                16,634,096               8,138,280
                                                                                      -------------             -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                (1,054,688)               (592,944)
    Net realized gain on investments....................................                  (128,629)                 ----
                                                                                      -------------             -------------
      Total Dividends...................................................                (1,183,317)               (592,944)
                                                                                      -------------             -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                48,464,115              27,535,980
    Dividends reinvested................................................                 1,183,317                592,944
    Cost of shares redeemed.............................................                (8,283,484)            (4,862,457)
                                                                                      -------------             -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           41,363,948              23,266,467
                                                                                      -------------             -------------
          Total Increase (Decrease) in Net Assets.......................                56,814,727              30,811,803
NET ASSETS:
    Beginning of Period.................................................                46,930,100              16,118,297
                                                                                      -------------             -------------
    End of Period.......................................................              $103,744,827            $ 46,930,100
                                                                                      =============             =============
Undistributed investment income-net.....................................               $     8,290            $      2,491
                                                                                      -------------             -------------
                                                                                         Shares                   Shares
                                                                                      -------------             -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                 2,450,508               1,722,064
    Shares issued for dividends reinvested..............................                    53,418                  34,096
    Shares redeemed.....................................................                  (433,677)               (305,274)
                                                                                      -------------             -------------
      Net Increase (Decrease) in Shares Outstanding.....................                 2,070,249               1,450,886
                                                                                      ============             ==============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                              Year Ended December 31,
                                                                               --------------------------------------------------
PER SHARE DATA:                                                                   1996        1995          1994         1993(1)
                                                                               ---------    ---------     ----------    ----------
    Net asset value, beginning of period.....................                   $17.71        $13.44        $13.27        $12.50
                                                                               ---------    ---------     ----------    ----------
    Investment Operations:
    Investment income-net....................................                      .23           .23           .23           .08
    Net realized and unrealized gain (loss)
      on investments.........................................                     4.30          4.27           .17           .76
                                                                               ---------    ---------     ----------    ----------
    Total from Investment Operations.........................                     4.53          4.50           .40           .84
                                                                               ---------    ---------     ----------    ----------
    Distributions:
    Dividends from investment income-net.....................                     (.23)         (.23)         (.23)         (.07)
    Dividends from net realized gain on investments..........                     (.03)          --            --             --
                                                                               ---------    ---------     ----------    ----------
    Total Distributions......................................                     (.26)         (.23)         (.23)         (.07)
                                                                               ---------    ---------     ----------    ----------
    Net asset value, end of period...........................                   $21.98        $17.71        $13.44        $13.27
                                                                               =========    =========     ==========    ==========
TOTAL INVESTMENT RETURN......................................                    25.56%        33.52%         3.04%         6.74%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................                      .84%          .85%          .25%          .28%(2)
    Ratio of net investment income
      to average net assets..................................                     1.46%         2.08%         2.99%         1.89%(2)
    Decrease reflected in above expense ratios
      due to undertakings by
The Dreyfus Corporation......................................                      --            .02%         .86%          3.67%(2)
    Portfolio Turnover Rate..................................                     2.47%         2.81%         .12%           .01%(2)
    Average commission rate paid (3).........................                     $.0705         --            --            --
    Net Assets, end of period (000's Omitted)................                    $103,745    $46,930       $16,118        $3,770
(1)    From April 5, 1993 (commencement of operations) to December 31, 1993.
(2)    Not annualized.
(3)    For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Capital Appreciation Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.
NOTE 4-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the Series' average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the Series' average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    Effective May 10, 1996, the Series entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $5,580 was charged by Mellon pursuant to the custody agreement.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $43,153,645 and $1,725,188, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $23,142,389, consisting of $23,475,972 gross unrealized appreciation and $333,583 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio, (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP. signature)

New York, New York
January 29, 1997

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Series hereby designates $.025 per share as a long-term capital gain distribution of the $.256 per share paid on December 20, 1996.


(Dreyfus lion "d" logo)
DREYFUS VARIABLE INVESTMENT FUND,
CAPITAL APPRECIATION PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                           112AR9612
(Dreyfus Logo)



Variable
Investment Fund,
Capital Appreciation
Portfolio
Annual Report
December 31, 1996